UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2009

Legg Mason Partners

Adjustable Rate Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended May 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles has been the accelerating weakness in the labor market. Since December 2007, approximately six million jobs have been shed and we have experienced seventeen consecutive months of job losses, matching the record that occurred during the 1981-82 recession. In addition, the unemployment rate continued to move steadily higher, rising from 8.9% in April to 9.4% in May 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months and, while home prices continued to fall, the pace of the decline has moderated somewhat. Other economic news also seemed to be “less negative.” Inflation remained low, May retail sales (excluding gasoline) were modestly higher and consumer sentiment rose a fourth straight month in June, albeit from a very low level.

Legg Mason Partners Adjustable Rate Income Fund	I

Letter from the chairman continued

In addition, while 345,000 jobs were lost in May, it was substantially less than April’s 504,000 decline and the smallest monthly loss since September 2008.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Looking back, after reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent — a historic low — and has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets

II	Legg Mason Partners Adjustable Rate Income Fund

from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended May 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended May 31, 2009, two-year Treasury yields fell from 2.66% to 0.92%. Over the same time frame, ten-year Treasury yields moved from 4.06% to 3.47%. For the twelve-month period ended May 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 5.36%.

Periods of increased investor risk aversion caused the high-yield bond market to produce poor results over the twelve months ended May 31, 2009. While the asset class posted strong returns during the second half of the reporting period, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in October and November 2008. All told, over the twelve months ended May 31, 2009, the Citigroup High Yield Market Indexv returned -9.24%.

Special shareholder notice

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Effective June 4, 2009, the Fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and Michael C. Buchanan. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund. Messrs. Leech and Walsh have been portfolio managers of the Fund since March 2006, and Ms. Mack and Mr. Buchanan have been portfolio managers on the team since May 2007. As portfolio managers, their focus is on portfolio structure, including sector allocation, durationvi weighting and term structure decisions.

Legg Mason Partners Adjustable Rate Income Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid – sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 26, 2009

IV	Legg Mason Partners Adjustable Rate Income Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Adjustable Rate Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund normally invests at least 80% of its assets in adjustable-rate securities. The Fund may also invest up to 20% of its net assets in corporate and U.S. government fixed-rate debt securities. The Fund primarily invests in U.S. government securities and securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization. The Fund may invest up to 20% of its assets in securities that are rated below investment grade. We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed-income market experienced periods of extreme volatility during the fiscal year, as changing perceptions regarding the economy, inflation, deflation and central banks’ monetary policy caused bond prices to fluctuate.

Beginning in mid-June 2008, seizing credit markets triggered an extreme flight to quality. Investor risk aversion further intensified from September through November given the severe disruptions in the global financial markets, with the bankruptcy of Lehman Brothers being at the epicenter of the turmoil. Given this highly unsettled environment, investors were drawn to the relative safety of short-term Treasuries, while riskier portions of the market performed poorly.

Conditions in the global fixed-income markets started to slowly improve in December 2008. The government’s many initiatives to stabilize the financial system began to bear fruit as the frozen credit markets showed signs of thawing. Liquidity also improved, as did investor confidence. This, coupled with tentative signs that the global economy was nearing a bottom, served to increase investor risk appetite. As a result, demand for spread sectors (non-Treasuries) rose, in particular, lifting the prices of investment grade and high-yield corporate bonds, as well as emerging market debt.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	1

Fund overview continued

Q. How did we respond to these changing market conditions?

A. We made a number of changes to the Fund’s portfolio during the fiscal year. When the reporting period began, we had a significant overweight exposure to both agency and non-agency mortgage-backed securities. We reduced our non-agency mortgage-backed exposure to a more neutral position and increased our cash position given periods of extreme risk aversion. We also pared our exposure to investment grade corporate bonds from approximately 8% of the Fund’s assets at the beginning of the fiscal year to roughly 4% at the end of May 2009. This reduction was due to the lack of securities that we believed had compelling risk/reward characteristics.

We continued to have exposures to Treasury and euro dollar futures during the reporting period. These instruments were used to manage the Fund’s interest rate risk and provide exposure to various points on the yield curveii. Overall, these positions had a minimal impact on performance during the fiscal year.

Performance review

For the twelve months ended May 31, 2009, Class A shares of Legg Mason Partners Adjustable Rate Income Fund, excluding sales charges, returned -11.20%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexiii, returned 1.37% for the same period. The Lipper Ultra-Short Obligations Funds Category Average1 returned -2.95% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 71 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of May 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Adjustable Rate Income Fund — Class A Shares	3.75%	-11.20%
Citigroup 6-Month U.S. Treasury Bill Index	0.43%	1.37%
Lipper Ultra-Short Obligations Funds Category Average[1]	1.73%	-2.95%
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 3.48%, Class C shares returned 3.44% and Class I shares returned 4.04% over the six months ended May 31, 2009. Excluding sales charges, Class B shares returned -11.77%, Class C shares returned -11.69% and Class I shares returned -10.88% over the twelve months ended May 31, 2009. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
The 30-Day SEC Yields for the period ended May 31, 2009 for Class A, B, C and I shares were 2.99%, 2.36%, 2.49% and 3.33%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated September 12, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.88%, 1.58%, 1.46% and 0.61%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The Fund’s commercial mortgage-backed security exposure was a modest contributor to performance for the period. During the fiscal year, the commercial mortgage market held up relatively better than the residential mortgage market. Also benefiting the Fund’s performance was our yield curve positioning. During the period, we positioned the portfolio in anticipation of the yield curve steepening, with short-term rates falling more than their longer-term counterparts. This was a contributor to our performance as the curve did steepen.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 72 funds for the six-month period and among the 71 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	3

Fund overview continued

Q. What were the leading detractors from performance?

A. The Fund’s underperformance relative to the benchmark was due to a variety of factors. The largest detractor was our exposure to non-agency adjustable-rate mortgages, which are mortgage-backed securities that are not issued by the government-sponsored enterprises (“GSEs”) such as Fannie Mae and Freddie Mac. Non-agency securities performed poorly during most of the reporting period given the ongoing fallout from the subprime mortgage market. In addition, non-agency securities underperformed their agency counterparts, as the latter were supported by the decision of the Federal Reserve Board (“Fed”)iv to directly purchase these securities. This caused agency mortgage spreads to tighten while non-agency spreads widened further.

The Fund’s high-yield and investment grade corporate bond exposure also meaningfully detracted from performance. While these sectors rallied during the second half of the reporting period, it was not enough to overcome their extremely poor performance during the financial crisis in the fall of 2008. Corporate bond holdings that hurt the Fund’s performance included positions in Icelandic banks Landsbanki Islands HF, Glitnir Banki HF and Kaupthing Bank HF. All three banks, which were of investment grade quality when the fiscal year began, defaulted on their debt obligations in the wake of the subprime mortgage crisis and the extreme credit squeeze. Another holding that hurt our results was Residential Capital LLC, a real estate mortgage company focused primarily in the residential market. Residential Capital continued to suffer from the sharp decline in the U.S. housing market.

The Fund’s asset-backed security holdings also detracted from performance. The severe credit crunch and periodic flights to quality led to the sector’s poor results during the fiscal year.

Thank you for your investment in Legg Mason Partners Adjustable Rate Income Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2009

4	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

6	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2008 and held for the six months ended May 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIOS	EXPENSES PAID DURING THE PERIOD[3]
Class A	3.75%	$1,000.00	$1,037.50	0.88%	$4.47
Class B	3.48	1,000.00	1,034.80	1.58	8.02
Class C	3.44	1,000.00	1,034.40	1.45	7.35
Class I	4.04	1,000.00	1,040.40	0.61	3.10

[1]	For the six months ended May 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIOS	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.54	0.88%	$4.43
Class B	5.00	1,000.00	1,017.05	1.58	7.95
Class C	5.00	1,000.00	1,017.70	1.45	7.29
Class I	5.00	1,000.00	1,021.89	0.61	3.07

[1]	For the six months ended May 31, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 5/31/09	-11.20%	-11.77%	-11.69%	-10.88%
Five Years Ended 5/31/09	-0.98	-1.58	-1.53	-0.73
Ten Years Ended 5/31/09	1.51	0.90	0.97	N/A
Inception* through 5/31/09	2.25	2.42	2.50	-0.17

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 5/31/09	-13.17%	-16.05%	-11.69%	-10.88%
Five Years Ended 5/31/09	-1.43	-1.75	-1.53	-0.73
Ten Years Ended 5/31/09	1.27	0.90	0.97	N/A
Inception* through 5/31/09	2.06	2.42	2.50	-0.17

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (5/31/99 through 5/31/09)		16.18%
Class B (5/31/99 through 5/31/09)		9.38
Class C (5/31/99 through 5/31/09)		10.18
Class I (Inception date of 10/17/02 through 5/31/09)		-1.15

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred.

*	Inception dates for Class A, Class B, Class C and Class I shares are April 18, 1997, November 6, 1992, June 22, 1992 and October 17, 2002, respectively.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND VS. CITIGROUP 6-MONTH U.S. TREASURY BILL INDEX† — May 1999 - May 2009

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Partners Adjustable Rate Income Fund on May 31, 1999, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2009. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

Schedule of investments

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 31.9%
$5,022,771	American Home Mortgage Assets, 0.519% due 10/25/46(a)	$1,647,586
	Banc of America Mortgage Securities Inc.:
44,297	4.497% due 3/25/33(a)	36,417
2,799,463	4.445% due 2/25/35(a)	1,872,716
	Bear Stearns Alternate-A Trust:
285,592	1.149% due 11/25/34(a)	47,306
876,143	0.559% due 4/25/35(a)	384,171
	Bear Stearns ARM Trust:
871,577	5.466% due 2/25/35(a)(b)	618,693
2,764,170	4.795% due 8/25/35(a)	1,820,342
2,811,950	Bear Stearns Asset-Backed Securities Trust, 0.909% due 10/25/33(a)	1,837,135
1,143,804	Bear Stearns Second Lien Trust, 0.529% due 12/25/36(a)(b)(c)	321,443
	Countrywide Home Loan Mortgage Pass-Through Trust:
2,335,451	0.809% due 12/25/17(a)	2,145,616
2,258,193	0.759% due 7/25/18(a)	2,251,006
1,125,329	5.103% due 9/25/33(a)	857,621
1,370,842	Deutsche Mortgage Securities Inc., 0.759% due 6/25/34(a)	988,843
	Federal Home Loan Mortgage Corp. (FHLMC):
348,680	0.794% due 11/15/26(a)(d)	347,732
529,103	3.506% due 6/1/28(a)(d)	476,560
	Federal National Mortgage Association (FNMA):
2,418,569	0.609% due 10/25/35(a)(d)	2,379,304
	Grantor Trust:
441,887	5.327% due 1/25/28(a)(d)	449,819
3,320,435	5.167% due 3/25/42(a)(d)	3,380,192
4,015,379	5.410% due 8/25/43(a)(d)	3,998,136
	REMIC Trust:
1,076,208	2.772% due 3/25/27(a)(d)	1,119,818
3,874,288	PAC, 0.709% due 8/25/33(a)(d)	3,798,498
	Whole Loan:
561,291	0.709% due 5/25/42(a)(d)	529,870
3,101,704	5.294% due 8/25/42(a)(d)	3,242,244
1,243,629	First Horizon Alternative Mortgage Securities, 4.736% due 2/25/36(a)	601,758
822,734	First Republican Mortgage Loan Trust, 4.401% due 6/25/30(a)	809,863
1,890,568	First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1.650% due 4/18/29(a)(e)	97,707
653,329	GS Mortgage Securities Corp. II, 1.711% due 3/20/23(a)(c)	504,467

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	11

Schedule of investments continued

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Harborview Mortgage Loan Trust:
$1,592,745	0.588% due 6/19/34(a)	$1,248,062
4,424,376	0.538% due 11/19/36(a)	1,682,155
118,670	IMPAC CMB Trust, 1.309% due 10/25/33(a)	100,112
433,918	IMPAC Secured Assets Corp., 1.109% due 11/25/34(a)	202,482
2,794,981	Indymac Index Mortgage Loan Trust, 5.264% due 10/25/35(a)	1,853,699
962,852	JPMorgan Commercial Mortgage Finance Corp., IO, 1.118% due 9/15/29(a)(e)	26,683
1,924,714	LB Commercial Conduit Mortgage Trust, IO, 1.333% due 10/15/35(a)(e)	78,949
592,264	Lehman Structured Securities Corp., 0.649% due 9/26/45(a)(c)	391,537
531,921	MASTR ARM Trust, 4.775% due 12/25/33(a)(b)	324,982
2,336,365	Merrill Lynch Mortgage Investors Inc., 4.483% due 2/25/35(a)	1,900,853
34,212	MLCC Mortgage Investors Inc., 1.104% due 3/15/25(a)	17,954
1,321,823	New York Mortgage Trust Inc., 0.639% due 8/25/35(a)	933,170
	Residential Accredit Loans Inc.:
1,871,824	0.649% due 12/25/33(a)	1,592,210
3,900,000	0.514% due 9/25/46(a)	685,817
	Residential Asset Securitization Trust:
1,809,341	0.809% due 6/25/33(a)	1,621,977
	PAC:
1,631,033	0.759% due 11/25/33(a)	1,311,523
1,345,848	0.709% due 5/25/34(a)	895,743
1,810,690	Residential Funding Mortgage Securities I Trust, 0.709% due 6/25/33(a)	1,755,385
	Sequoia Mortgage Trust:
675,909	3.907% due 9/20/32(a)	556,800
539,842	0.976% due 6/20/33(a)	394,839
	Structured ARM Loan Trust:
319,348	0.619% due 2/25/34(a)	231,745
742,290	5.335% due 3/25/34(a)	617,565
1,027,416	2.713% due 11/25/34(a)	735,631
	Structured Asset Mortgage Investments Inc.:
1,183,595	0.909% due 7/25/32(a)	984,366
630,659	5.194% due 8/25/35(a)(b)	297,997
1,161,420	0.689% due 12/27/35(a)	284,325
1,830,829	6.961% due 12/27/35(a)(b)	563,813
1,078,658	0.509% due 9/25/47(a)	867,968
	Structured Asset Securities Corp.:
1,491,951	1.309% due 3/25/28(a)	1,283,403
3,052,240	1.249% due 8/25/28(a)	1,639,391

See Notes to Financial Statements.

12	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

$338,059	4.620% due 6/25/32(a)	$303,423
192,519	5.226% due 9/25/32(a)	191,217
1,145,913	0.809% due 4/25/33(a)	873,105
2,047,210	5.638% due 6/25/35(a)(b)(c)	1,227,307
253,842	Thornburg Mortgage Securities Trust, 0.759% due 3/25/44(a)	228,423
1,834,804	Wachovia Mortgage Loan Trust LLC, 4.605% due 8/20/35(a)	932,512
	Washington Mutual Inc. Mortgage Pass-Through Certificates:
1,300,180	4.534% due 11/25/30(a)	1,156,580
2,742,802	1.459% due 6/25/33(a)	2,568,566
1,655,699	5.929% due 9/25/36(a)	1,093,775
914,527	2.839% due 4/25/44(a)	518,223
1,572,392	2.409% due 5/25/46(a)	589,647
1,954,315	2.399% due 8/25/46(a)	742,640
	Wells Fargo Mortgage Backed Securities Trust:
2,532,793	4.654% due 11/25/34(a)	2,486,217
1,854,877	PAC, 0.709% due 5/25/33(a)	1,818,958
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $108,001,973)	76,376,592
ASSET-BACKED SECURITIES — 8.6%
FINANCIALS — 8.6%
	Credit Card — 1.8%
	Bank of America Credit Card Trust:
2,620,000	0.354% due 2/15/13(a)	2,581,912
1,670,000	0.924% due 4/15/13(a)	1,656,794
	Total Credit Card	4,238,706
	Diversified Financial Services — 0.7%
	Business Loan Express:
1,250,395	0.889% due 1/25/28(a)(c)	491,637
582,934	0.959% due 6/25/28(a)(c)	59,752
792,422	0.859% due 7/25/28(a)(c)	595,130
1,282,714	1.294% due 5/15/29(a)(c)	485,042
	Total Diversified Financial Services	1,631,561
	Home Equity — 6.1%
	Amortizing Residential Collateral Trust:
2,676,963	1.009% due 7/25/32(a)	1,633,406
356,422	1.009% due 8/25/32(a)	159,272
	Bear Stearns Asset-Backed Securities Inc.:
2,275,727	0.789% due 10/25/33(a)	1,846,484
491,316	0.759% due 12/25/33(a)	335,547
2,238,050	GSAMP Trust, 0.609% due 5/25/36(a)(b)(c)	894,050

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	13

Schedule of investments continued

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 6.1% continued
$5,889,000	New Century Home Equity Loan Trust, 0.929% due 8/25/34(a)	$2,966,129
948,722	NovaStar Home Equity Loan Trust, 1.734% due 5/25/33(a)	326,854
	Renaissance Home Equity Loan Trust:
988,111	0.739% due 6/25/33(a)	601,708
917,357	0.749% due 8/25/33(a)	434,997
3,154,223	0.809% due 12/25/33(a)	1,438,804
	SACO I Trust:
402,999	0.829% due 9/25/35(a)	127,597
1,281,882	0.459% due 4/25/36(a)	153,625
652,727	0.569% due 6/25/36(a)	281,930
2,217,267	Saxon Asset Securities Trust, 1.359% due 6/25/33(a)	1,482,578
118,169	Specialty Underwriting & Residential Finance Trust, 0.989% due 1/25/34(a)	37,562
711,219	Structured Asset Investment Loan Trust, 0.989% due 1/25/33(a)	404,520
2,705,906	Truman Capital Mortgage Loan Trust, 0.739% due 3/25/37(a)(b)(c)	1,610,014
	Total Home Equity	14,735,077
	TOTAL ASSET-BACKED SECURITIES (Cost — $36,169,193)	20,605,344
COLLATERALIZED SENIOR LOANS — 10.8%
CONSUMER DISCRETIONARY — 4.5%
	Auto Components — 0.3%
964,466	Allison Transmission Inc., Term Loan B, 3.222% due 8/7/14(a)	750,174
	Diversified Consumer Services — 0.7%
963,040	Education Management, Term Loan C, 5.563% due 6/15/13(a)	868,283
985,000	Thomson Learning Hold, Term Loan B, 2.930% due 7/15/14(a)	774,610
	Total Diversified Consumer Services	1,642,893
	Hotels, Restaurants & Leisure — 1.0%
	Aramark Corp.:
58,426	Letter of Credit Facility Deposits, 2.025% due 1/31/14(a)	53,402
919,664	Term Loan, 3.334% due 1/31/14(a)	840,573
	Golden Nugget Inc.:
363,636	Delayed Draw Term Loan, 4.315% due 6/8/14(a)	221,818
635,758	First Lien Term Loan, 2.520% due 6/14/14(a)	387,812
984,500	Las Vegas Sands LLC, Term Loan, 2.180% due 5/8/14(a)	711,301
970,155	Tropicana Entertainment, Term Loan B, 6.750% due 12/15/11(a)(f)	284,074
	Total Hotels, Restaurants & Leisure	2,498,980
	Media — 1.5%
987,500	Charter Communications, Term Loan B, 5.242% due 3/15/14(a)	840,815
956,140	Idearc Inc., Term Loan B, 4.250% due 11/1/14(a)	381,773
927,880	LodgeNet Entertainment Corp., Term Loan B, 3.169% due 4/4/14(a)	719,107

See Notes to Financial Statements.

14	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 1.5% continued
	Univision Communications Inc., Term Loan B:
$33,557	5.149% due 9/15/14(a)	$23,112
966,443	2.678% due 9/15/14(a)	665,638
	UPC Broadband Holding BV:
648,288	Term Loan N, 2.161% due 3/30/14(a)	605,744
351,712	Term Loan T, 3.911% due 10/17/13(a)	336,471
	Total Media	3,572,660
	Multiline Retail — 0.3%
1,000,000	Neiman Marcus Group Inc., Term Loan B, 2.945% due 3/13/13(a)	709,792
	Specialty Retail — 0.7%
982,456	Amscan Holdings Inc., Term Loan B, 3.642% due 5/1/13(a)	867,018
982,368	Michaels Stores Inc., Term Loan B, 2.738% due 10/31/13(a)	709,147
	Total Specialty Retail	1,576,165
	TOTAL CONSUMER DISCRETIONARY	10,750,664
CONSUMER STAPLES — 0.7%
	Food Products — 0.7%
936,989	Bolthouse Farms Inc., Term Loan B, 2.688% due 12/16/12(a)	869,837
	Dole Food Co.:
94,090	Credit-Linked Deposit, 4.689% due 4/1/13(a)	93,796
163,139	Tranche B Term Loan, 7.814% due 4/12/13(a)	162,629
616,207	Tranche C Term Loan, 6.739% due 4/12/13(a)	614,281
	TOTAL CONSUMER STAPLES	1,740,543
ENERGY — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
	Ashmore Energy International:
95,952	Synthetic Revolving Credit Facility, 3.313% due 3/30/14(a)	72,444
845,381	Term Loan, 4.220% due 3/30/14(a)	638,262
	TOTAL ENERGY	710,706
FINANCIALS — 1.1%
	Diversified Financial Services — 1.1%
985,000	Chrysler Financial, Term Loan B, 4.350% due 8/3/12(a)	871,373
797,738	Iconix, Term Loan B, 3.720% due 5/1/14(a)	713,976
974,539	Sally Holdings LLC, Term Loan B, 3.391% due 11/15/13(a)	909,628
	TOTAL FINANCIALS	2,494,977
HEALTH CARE — 2.1%
	Health Care Equipment & Supplies — 0.3%
	Bausch & Lomb Inc.:
790,000	Term Loan, 4.470% due 4/11/15(a)	691,497
200,000	Term Loan B, 4.569% due 4/11/15(a)	175,063
	Total Health Care Equipment & Supplies	866,560

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	15

Schedule of investments continued

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Providers & Services — 1.8%
	Community Health Systems Inc.:
$60,925	Delayed Draw Term Loan, 2.768% due 7/2/14(a)	$54,258
890,756	Term Loan B, 3.447% due 7/2/14(a)	793,279
843,202	HCA Inc., Term Loan B, 3.470% due 11/1/13(a)	753,085
931,259	Health Management Association, Term Loan B, 2.970% due 1/16/14(a)	809,380
	IASIS Healthcare LLC:
63,704	Credit-Linked Deposit, 7.340% due 5/1/14(a)	57,461
237,099	Delayed Draw Term Loan, 2.428% due 5/3/14(a)	213,863
685,170	Term Loan, 2.428% due 5/1/14(a)	618,023
982,631	Vanguard Health, Term Loan B, 2.733% due 5/18/11(a)	936,570
	Total Health Care Providers & Services	4,235,919
	TOTAL HEALTH CARE	5,102,479
INDUSTRIALS — 0.7%
	Aerospace & Defense — 0.4%
	Dubai Aerospace Enterprise, Term Loan:
287,234	4.496% due 7/31/14(a)	208,245
282,437	6.551% due 7/31/14(a)	204,767
754,270	Hawker Beechcraft, Term Loan B, 3.798% due 3/26/14(a)	440,200
	Total Aerospace & Defense	853,212
	Commercial Services & Supplies — 0.3%
984,962	US Investigations Services Inc., Term Loan B, 3.977% due 2/21/15(a)	838,449
	TOTAL INDUSTRIALS	1,691,661
INFORMATION TECHNOLOGY — 0.3%
	IT Services — 0.3%
985,000	First Data Corp., Term Loan, 3.223% due 10/15/14(a)	726,500
MATERIALS — 0.4%
	Paper & Forest Products — 0.4%
878,904	Georgia-Pacific Corp., Term Loan, 4.107% due 12/23/13(a)	818,644
TELECOMMUNICATION SERVICES — 0.3%
	Diversified Telecommunication Services — 0.3%
693,024	Cablevision Systems Corp., Term Loan B, 2.311% due 3/30/13(a)	652,850
UTILITIES — 0.4%
	Electric Utilities — 0.3%
985,000	TXU Corp., Term Loan B, 3.882% due 10/10/14(a)	682,975
	Independent Power Producers & Energy Traders — 0.1%
388,499	NRG Energy Inc., Term Loan, 6.237% due 2/1/13(a)	361,021
	TOTAL UTILITIES	1,043,996
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $31,195,851)	25,733,020

See Notes to Financial Statements.

16	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 7.7%
CONSUMER DISCRETIONARY — 1.9%
	Automobiles — 0.8%
$2,000,000	DaimlerChrysler NA, LLC/Daimler Finance N.A., LLC, Medium-Term Notes, 1.466% due 8/3/09(a)	$1,993,314
	Diversified Consumer Services — 0.0%
20,000	Service Corp. International, Senior Notes, 7.500% due 4/1/27	16,000
	Hotels, Restaurants & Leisure — 0.1%
	El Pollo Loco Inc.:
15,000	Senior Notes, 11.750% due 11/15/13	12,075
5,000	Senior Secured Notes, 11.750% due 12/1/12(c)	5,113
	MGM MIRAGE Inc., Senior Secured Notes:
15,000	10.375% due 5/15/14(c)	15,525
35,000	11.125% due 11/15/17(c)	36,837
40,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16(e)(f)	14,600
	Total Hotels, Restaurants & Leisure	84,150
	Leisure Equipment & Products — 0.0%
15,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(c)	15,056
	Media — 1.0%
50,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	43,375
15,000	AMC Entertainment Inc., Senior Notes, 8.750% due 6/1/19(c)	14,512
155,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(e)(f)	18,600
30,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(c)	23,550
180,000	DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	163,800
100,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17(f)	7,500
2,000,000	Viacom Inc., Senior Notes, 1.670% due 6/16/09(a)	2,000,260
	Total Media	2,271,597
	Multiline Retail — 0.0%
	Dollar General Corp.:
30,000	Senior Notes, 10.625% due 7/15/15	31,875
10,000	Senior Subordinated Notes, 11.875% due 7/15/17(g)	10,600
40,975	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(g)	22,127
	Total Multiline Retail	64,602
	Specialty Retail — 0.0%
30,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	15,450

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	17

Schedule of investments continued

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Textiles, Apparel & Luxury Goods — 0.0%
$17,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	$15,215
	TOTAL CONSUMER DISCRETIONARY	4,475,384
CONSUMER STAPLES — 0.0%
	Tobacco — 0.0%
	Alliance One International Inc., Senior Notes:
10,000	8.500% due 5/15/12	9,350
20,000	11.000% due 5/15/12	20,250
	TOTAL CONSUMER STAPLES	29,600
ENERGY — 0.3%
	Energy Equipment & Services — 0.1%
35,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	28,525
170,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	150,450
	Total Energy Equipment & Services	178,975
	Oil, Gas & Consumable Fuels — 0.2%
35,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	27,825
20,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	19,725
105,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	88,200
140,000	El Paso Corp., Senior Subordinated Notes, 7.000% due 6/15/17	131,830
70,000	Enterprise Products Operating LLP, Subordinated Notes, 7.034% due 1/15/68(a)	49,071
35,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	31,500
	OPTI Canada Inc., Senior Secured Notes:
30,000	7.875% due 12/15/14	20,400
50,000	8.250% due 12/15/14	34,750
20,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	20,050
125,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(c)	119,687
25,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	16,500
15,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(c)	11,475
80,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	76,984
	Total Oil, Gas & Consumable Fuels	647,997
	TOTAL ENERGY	826,972
FINANCIALS — 2.9%
	Capital Markets — 0.1%
2,000,000	Kaupthing Bank HF, Senior Notes, 5.750% due 10/4/11(c)(e)(f)	190,000
	Commercial Banks — 0.9%
2,500,000	Glitnir Banki HF, Senior Notes, 5.829% due 1/18/12(a)(c)(e)(f)	362,500

See Notes to Financial Statements.

18	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 0.9% continued
	HSBC Bank PLC, Credit-Linked Notes, (JSC Bank TuranAlem), Medium-Term Notes:
$2,000,000	3.937% due 7/20/12(a)(c)(e)	$100,000
100,000	6.035% due 8/20/12(a)(e)	5,000
100,000	6.285% due 8/20/12(a)(e)	5,000
2,000,000	Landsbanki Islands HF, Senior Notes, 6.059% due 8/25/09(a)(c)(e)(f)	15,000
970,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.300% due 5/15/17(c)	839,050
880,000	VTB Capital SA, Loan Participation Notes, 2.716% due 11/2/09(a)(b)(c)	876,077
	Total Commercial Banks	2,202,627
	Consumer Finance — 0.3%
704,000	GMAC LLC, Senior Notes, 7.500% due 12/31/13(c)	588,379
	Diversified Financial Services — 1.6%
90,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(c)	55,350
2,570,000	General Electric Capital Corp., Senior Notes, 2.125% due 12/21/12	2,585,381
30,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	26,775
750,000	Merna Reinsurance Ltd., Subordinated Notes, 2.970% due 7/7/10(a)(c)	694,125
520,000	Westpac Securities NZ Ltd., Senior Notes, 2.500% due 5/25/12(c)	518,180
	Total Diversified Financial Services	3,879,811
	Real Estate Management & Development — 0.0%
70,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	17,850
	TOTAL FINANCIALS	6,878,667
HEALTH CARE — 0.4%
	Health Care Providers & Services — 0.4%
65,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	61,425
290,000	HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(g)	278,400
560,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	562,800
5,000	Universal Hospital Services Inc., Senior Secured Notes, 8.500% due 6/1/15(g)	4,825
55,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12(a)(g)	37,675
	Total Health Care Providers & Services	945,125
	Pharmaceuticals — 0.0%
90,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(e)(f)	450
	TOTAL HEALTH CARE	945,575

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	19

Schedule of investments continued

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

INDUSTRIALS — 0.2%
	Aerospace & Defense — 0.0%
$45,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(g)	$14,175
	Airlines — 0.0%
70,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(c)	31,150
	Building Products — 0.0%
220,000	Associated Materials Inc., Senior Discount Notes, 11.250% due 3/1/14	71,500
	Commercial Services & Supplies — 0.0%
40,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	38,900
50,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	39,250
	Total Commercial Services & Supplies	78,150
	Machinery — 0.0%
20,000	Terex Corp., Senior Notes, 10.875% due 6/1/16	19,526
	Road & Rail — 0.1%
80,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	70,000
75,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16(c)	70,875
	Total Road & Rail	140,875
	Trading Companies & Distributors — 0.1%
100,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(c)	74,500
40,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	31,600
65,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(c)(e)	23,075
	Total Trading Companies & Distributors	129,175
	Transportation Infrastructure — 0.0%
	Swift Transportation Co., Senior Secured Notes:
45,000	8.633% due 5/15/15(a)(c)	19,575
10,000	12.500% due 5/15/17(c)	4,650
	Total Transportation Infrastructure	24,225
	TOTAL INDUSTRIALS	508,776
INFORMATION TECHNOLOGY — 0.0%
	IT Services — 0.0%
20,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(g)	13,500
60,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	54,750
	TOTAL INFORMATION TECHNOLOGY	68,250

See Notes to Financial Statements.

20	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

MATERIALS — 0.2%
	Chemicals — 0.0%
	Georgia Gulf Corp., Senior Notes:
$10,000	9.500% due 10/15/14(e)(f)	$2,725
45,000	10.750% due 10/15/16(e)(f)	4,613
20,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	18,500
	Total Chemicals	25,838
	Containers & Packaging — 0.0%
35,000	Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	33,775
	Metals & Mining — 0.1%
100,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	99,390
30,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	22,725
20,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	13,250
40,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	27,200
15,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	13,875
	Teck Resources Ltd., Senior Secured Notes:
15,000	9.750% due 5/15/14(c)	14,939
10,000	10.250% due 5/15/16(c)	10,138
25,000	10.750% due 5/15/19(c)	25,758
	Total Metals & Mining	227,275
	Paper & Forest Products — 0.1%
50,000	Appleton Papers Inc., Senior Notes, 8.125% due 6/15/11(e)	32,750
60,000	NewPage Corp., Senior Secured Notes, 7.278% due 5/1/12(a)	29,400
30,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	18,600
	Total Paper & Forest Products	80,750
	TOTAL MATERIALS	367,638
TELECOMMUNICATION SERVICES — 1.2%
	Diversified Telecommunication Services — 0.4%
210,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	216,300
5,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16(c)	5,000
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	91,500
65,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	51,106
75,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(c)	75,375
180,000	Qwest Corp., Senior Notes, 4.570% due 6/15/13(a)	162,450
280,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	271,600
130,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	128,375
	Total Diversified Telecommunication Services	1,001,706

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	21

Schedule of investments continued

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Wireless Telecommunication Services — 0.8%
$35,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(c)	$33,994
5,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	5,044
2,000,000	Vodafone Group PLC, Notes, 0.940% due 2/27/12(a)	1,844,588
	Total Wireless Telecommunication Services	1,883,626
	TOTAL TELECOMMUNICATION SERVICES	2,885,332
UTILITIES — 0.6%
	Electric Utilities — 0.0%
30,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	31,125
	Independent Power Producers & Energy Traders — 0.6%
	AES Corp., Senior Notes:
220,000	7.750% due 10/15/15	205,700
110,000	8.000% due 10/15/17	102,850
140,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	102,550
	Edison Mission Energy, Senior Notes:
20,000	7.200% due 5/15/19	13,625
30,000	7.625% due 5/15/27	18,488
1,378,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(g)	726,895
97,429	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	96,455
70,000	NRG Energy Inc., Senior Notes, 7.375% due 1/15/17	65,975
	Total Independent Power Producers & Energy Traders	1,332,538
	TOTAL UTILITIES	1,363,663
	TOTAL CORPORATE BONDS & NOTES (Cost — $28,354,184)	18,349,857
MORTGAGE-BACKED SECURITIES — 2.0%
	FHLMC — 1.2%
2,735,259	Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM, 4.055% due 3/1/33(a)(d)	2,790,042
	FNMA — 0.8%
	Federal National Mortgage Association (FNMA):
1,392,975	5.976% due 5/1/36(a)(d)	1,445,836
580,733	4.244% due 4/1/25(a)(d)	586,243
	TOTAL FNMA	2,032,079
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $4,801,391)	4,822,121
SOVEREIGN BOND — 0.8%
	Russia — 0.8%
1,905,600	Russian Federation, 7.500% due 3/31/30 (c) (Cost — $2,144,136)	1,919,892

See Notes to Financial Statements.

22	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 28.1%
	U.S. Government Agencies — 28.1%
	Federal Home Loan Bank (FHLB):
$18,400,000	0.886% due 2/10/10(a)	$18,440,535
5,000,000	1.050% due 2/23/10	5,016,945
	Federal Home Loan Mortgage Corp. (FHLMC):
	3/1 Hybrid ARM:
70,632	5.018% due 8/1/29(a)(d)	72,029
383,025	5.201% due 8/1/32(a)(d)	388,581
34,760	5.600% due 8/1/32(a)(d)	35,556
	5/1 Hybrid ARM:
241,701	4.586% due 12/1/26(a)(d)	245,979
120,583	3.959% due 7/1/29(a)(d)	121,586
320,811	4.727% due 7/1/29(a)(d)	326,180
1,533,000	3.561% due 7/1/33(a)(d)	1,514,870
	Five Year CMT ARM:
149,634	7.935% due 8/1/25(a)(d)	152,907
45,615	6.382% due 12/1/30(a)(d)	46,855
	Gold Fifteen Year:
15,815	6.000% due 3/1/11(d)	16,692
27,793	6.000% due 5/1/11(d)	29,334
36,220	6.000% due 6/1/11(d)	38,066
408,715	6.000% due 4/1/17(d)	433,460
142,871	6.000% due 5/1/17(d)	151,504
96,757	6.000% due 6/1/17(d)	102,604
6,090	Gold Thirty Year, 6.500% due 4/1/29(d)	6,569
	One Year CMT ARM:
237,069	4.588% due 12/1/23(a)(d)	241,894
179,911	5.218% due 2/1/24(a)(d)	184,701
912,410	4.298% due 4/1/26(a)(d)	920,406
1,570,784	4.319% due 6/1/29(a)(d)	1,594,214
393,583	3.969% due 7/1/29(a)(d)	394,478
277,258	4.435% due 3/1/31(a)(d)	281,552
6,251	5.075% due 5/1/31(a)(d)	6,402
646,482	4.948% due 10/1/33(a)(d)	660,999
1,688,067	One Year LIBOR, 4.376% due 5/1/33(a)(d)	1,713,799
79,618	Six Month LIBOR, 4.907% due 7/1/27(a)(d)	81,419
180,887	Three Year CMT ARM, 5.039% due 12/1/30(a)(d)	184,235

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	23

Schedule of investments continued

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 28.1% continued
	Federal National Mortgage Association (FNMA):
$1,204,581	11th District COFI, 5.510% due 2/1/31(a)(d)	$1,204,671
76,741	Fifteen Year, 5.500% due 3/1/11(d)	80,755
687,097	Five Year CMT ARM, 5.888% due 5/1/30(a)(d)	707,836
	One Year CMT ARM:
334,207	4.628% due 11/1/18(a)(d)	336,565
114,531	4.577% due 4/1/20(a)(d)	116,138
118,656	4.413% due 7/1/21(a)(d)	119,646
70,634	4.488% due 8/1/22(a)(d)	71,618
92,522	4.922% due 7/1/23(a)(d)	92,751
179,648	2.655% due 8/1/23(a)(d)	178,099
260,168	4.604% due 2/1/24(a)(d)	264,167
82,400	4.359% due 12/1/25(a)(d)	84,207
225,561	4.307% due 1/1/27(a)(d)	228,938
375,960	4.420% due 7/1/27(a)(d)	373,323
205,531	4.694% due 8/1/27(a)(d)	207,849
52,879	3.929% due 2/1/28(a)(d)	52,822
158,085	4.186% due 3/1/28(a)(d)	159,292
379,128	3.890% due 2/1/29(a)(d)	383,277
645,664	4.677% due 8/1/29(a)(d)	658,193
427,645	5.049% due 11/1/29(a)(d)	435,663
276,755	6.568% due 1/1/30(a)(d)	277,694
982,186	4.775% due 12/1/30(a)(d)	996,921
225,759	4.730% due 1/1/31(a)(d)	227,610
278,455	4.920% due 2/1/31(a)(d)	284,235
208,734	3.738% due 3/1/31(a)(d)	210,264
142,785	3.875% due 4/1/31(a)(d)	144,900
426,193	5.802% due 4/1/31(a)(d)	426,120
285,034	5.150% due 7/1/31(a)(d)	287,368
193,806	4.272% due 9/1/31(a)(d)	196,439
929,432	4.710% due 9/1/31(a)(d)	942,307
474,694	4.326% due 10/1/31(a)(d)	482,627
196,857	3.340% due 3/1/32(a)(d)	197,420
69,831	4.875% due 6/1/32(a)(d)	70,483
444,722	4.670% due 7/1/32(a)(d)	457,980
643,042	4.820% due 9/1/32(a)(d)	655,844
165,426	5.165% due 11/1/32(a)(d)	169,209
1,174,666	4.290% due 12/1/32(a)(d)	1,175,424
282,978	4.040% due 1/1/33(a)(d)	284,911

See Notes to Financial Statements.

24	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 28.1% continued
$289,447	4.465% due 1/1/33(a)(d)	$296,948
919,954	2.974% due 5/1/33(a)(d)	923,028
293,713	One Year LIBOR, 4.891% due 8/1/32(a)(d)	299,501
	Six Month CD ARM:
520,983	3.997% due 12/1/20(a)(d)	522,264
30,109	5.137% due 6/1/24(a)(d)	30,659
302,868	6.307% due 7/1/24(a)(d)	312,535
378,692	4.496% due 9/1/24(a)(d)	382,320
1,053,012	5.122% due 9/1/24(a)(d)	1,074,693
	Six Month LIBOR:
80,021	3.250% due 11/1/31(a)(d)	81,053
534,939	4.894% due 1/1/33(a)(d)	545,274
659,061	3.325% due 4/1/33(a)(d)	670,849
1,864,786	5.141% due 5/1/33(a)(d)	1,905,325
1,412,236	4.668% due 6/1/33(a)(d)	1,427,674
	Three Year CMT ARM:
119,566	6.475% due 9/1/21(a)(d)	119,612
1,748,075	6.522% due 6/1/30(a)(d)	1,805,948
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
163,797	4.375% due 2/20/16(a)	168,235
233,800	5.375% due 6/20/17(a)	240,611
670,745	4.625% due 9/20/20(a)	692,076
380,867	4.375% due 3/20/21(a)	392,290
1,202,273	5.375% due 6/20/22(a)	1,236,633
293,974	4.625% due 8/20/22(a)	299,572
772,142	4.125% due 10/20/22(a)	782,632
383,878	4.125% due 11/20/22(a)	389,086
156,134	4.125% due 12/20/22(a)	158,144
266,671	5.375% due 5/20/23(a)	274,082
190,310	6.375% due 1/20/24(a)	194,155
435,118	4.375% due 3/20/24(a)	443,743
225,623	5.375% due 5/20/26(a)	231,979
478,492	4.625% due 9/20/27(a)	486,691
460,580	4.125% due 10/20/27(a)	466,402
631,491	5.375% due 4/20/32(a)	648,194
225,573	5.375% due 5/20/32(a)	231,539
1,448,582	4.625% due 7/20/32(a)	1,472,603

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	25

Schedule of investments continued

May 31, 2009

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 28.1% continued
$1,065,273	4.625% due 8/20/32(a)	$1,082,930
221,673	4.625% due 9/20/32(a)	225,254
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $67,023,566)	67,162,451
SHARES
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
48	Buffets Restaurant Holdings(b)* (Cost — $26,115)	0
WARRANTS — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
21	Buffets Restaurant Holdings, Expires 4/28/14(b)* (Cost — $0)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $277,716,409)	214,969,277
FACE AMOUNT
SHORT-TERM INVESTMENTS — 12.7%
	U.S. Government Agency — 0.2%
$466,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 1/25/10(d)(h)(i) (Cost — $464,768)	465,153
	U.S. Government Obligation — 2.9%
7,000,000	U.S. Treasury Bills, 0.267% due 11/12/09(h) (Cost — $6,991,501)	6,992,349
	Repurchase Agreement — 9.6%
22,856,000	Morgan Stanley tri-party repurchase agreement dated 5/29/09, 0.110% due 6/1/09; Proceeds at maturity - $22,856,210; (Fully collateralized by various U.S. government agency obligations, 1.500% to 4.250% due 1/27/11 to 12/12/18; Market value — $23,556,573) (Cost — $22,856,000)	22,856,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $30,312,269)	30,313,502
	TOTAL INVESTMENTS — 102.6% (Cost — $308,028,678#)	245,282,779
	Liabilities in Excess of Other Assets — (2.6)%	(6,140,290)
	TOTAL NET ASSETS — 100.0%	$239,142,489

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(e)	Illiquid security.

See Notes to Financial Statements.

26	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

(f)	Security is currently in default.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $308,681,441.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
CD	—Certificate of Deposit
CMT	—Constant Maturity Treasury
COFI	—Cost of Funds Index
GMAC	—General Motors Acceptance Corp.
GSAMP	—Goldman Sachs Alternative Mortgage Products
IO	—Interest Only
LIBOR	—London Interbank Offered Rate
MASTR	—Mortgage Asset Securitization Transactions Inc.
MLCC	—Merrill Lynch Credit Corporation
PAC	—Planned Amortization Class
REMIC	—Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	27

Statement of assets and liabilities

May 31, 2009

ASSETS:
Investments, at value (Cost — $308,028,678)	$245,282,779
Cash	317,481
Interest receivable	876,187
Receivable from broker — variation margin on open futures contracts	122,406
Receivable for Fund shares sold	119,827
Principal paydown receivable	88,964
Prepaid expenses	35,654
Total Assets	246,843,298
LIABILITIES:
Payable for securities purchased	6,950,252
Payable for Fund shares repurchased	448,887
Investment management fee payable	110,704
Distribution fees payable	77,709
Distributions payable	8,279
Trustees’ fees payable	1,312
Accrued expenses	103,666
Total Liabilities	7,700,809
TOTAL NET ASSETS	$239,142,489
NET ASSETS:
Par value (Note 7)	$317
Paid-in capital in excess of par value	355,437,973
Undistributed net investment income	75,894
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(53,801,283)
Net unrealized depreciation on investments and futures contracts	(62,570,412)
TOTAL NET ASSETS	$239,142,489
Shares Outstanding:
Class A	21,363,507
Class B	173,121
Class C	8,998,494
Class I	1,137,895
Net Asset Value:
Class A (and redemption price)	$7.56
Class B*	$7.49
Class C (and redemption price)	$7.52
Class I (and redemption price)	$7.55
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$7.73

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

Statement of operations

For the Year Ended May 31, 2009

INVESTMENT INCOME:
Interest	$11,294,853
EXPENSES:
Investment management fee (Note 2)	1,427,693
Distribution fees (Notes 2 and 5)	1,038,067
Shareholder reports (Note 5)	72,200
Registration fees	48,842
Audit and tax	45,716
Transfer agent fees (Note 5)	43,479
Legal fees	28,205
Insurance	7,954
Custody fees	3,275
Trustees’ fees	1,181
Miscellaneous expenses	1,585
Total Expenses	2,718,197
Less: Fees paid indirectly (Note 1)	(196)
Net Expenses	2,718,001
NET INVESTMENT INCOME	8,576,852
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(938,381)
Futures contracts	2,234,446
Written options	(949,800)
Swap contracts	(2,776,194)
Net Realized Loss	(2,429,929)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(38,917,179)
Futures contracts	211,472
Written options	61,698
Swap contracts	(554,685)
Change in Net Unrealized Appreciation/Depreciation	(39,198,694)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS	(41,628,623)
DECREASE IN NET ASSETS FROM OPERATIONS	$(33,051,771)

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	29

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2009	2008
OPERATIONS:
Net investment income	$8,576,852	$14,948,733
Net realized loss	(2,429,929)	(2,548,203)
Change in net unrealized appreciation/depreciation	(39,198,694)	(21,380,073)
Increase from payment by affiliate	—	21
Decrease in Net Assets From Operations	(33,051,771)	(8,979,522)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(9,032,075)	(15,979,402)
Decrease in Net Assets From Distributions to Shareholders	(9,032,075)	(15,979,402)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	41,067,616	76,210,836
Reinvestment of distributions	8,671,705	14,018,468
Cost of shares repurchased	(72,554,557)	(146,855,077)
Decrease in Net Assets From Fund Share Transactions	(22,815,236)	(56,625,773)
DECREASE IN NET ASSETS	(64,899,082)	(81,584,697)
NET ASSETS:
Beginning of year	304,041,571	385,626,268
End of year*	$239,142,489	$304,041,571
* Includes undistributed net investment income of:	$75,894	$50,468

See Notes to Financial Statements.

30	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$8.83	$9.50	$9.52	$9.62	$9.64
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.27	0.42	0.38	0.30	0.19
Net realized and unrealized gain (loss)	(1.25)	(0.64)	0.04	(0.03)	0.01
Total income (loss) from operations	(0.98)	(0.22)	0.42	0.27	0.20
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.45)	(0.44)	(0.37)	(0.22)
Total distributions	(0.29)	(0.45)	(0.44)	(0.37)	(0.22)
NET ASSET VALUE, END OF YEAR	$7.56	$8.83	$9.50	$9.52	$9.62
Total return[2]	(11.20)%	(2.41)%[3]	4.53%[3]	2.88%	2.13%
NET ASSETS, END OF YEAR (MILLIONS)	$162	$176	$194	$210	$311
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.87%	0.87%	0.92%[4]	0.90%	0.96%
Net expenses	0.87 [5]	0.87 [5]	0.90 [4,6]	0.87 [6]	0.94 [6]
Net investment income	3.46	4.56	4.03	3.18	1.92
PORTFOLIO TURNOVER RATE	23%[7]	27%[7]	49%[7]	25%[7]	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$8.74	$9.41	$9.43	$9.53	$9.55
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.22	0.36	0.32	0.25	0.14
Net realized and unrealized gain (loss)	(1.24)	(0.65)	0.04	(0.03)	0.02
Total income (loss) from operations	(1.02)	(0.29)	0.36	0.22	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.38)	(0.38)	(0.32)	(0.18)
Total distributions	(0.23)	(0.38)	(0.38)	(0.32)	(0.18)
NET ASSET VALUE, END OF YEAR	$7.49	$8.74	$9.41	$9.43	$9.53
Total return[2]	(11.77)%	(3.15)%[3]	3.88%[3]	2.32%	1.64%
NET ASSETS, END OF YEAR (000s)	$1,296	$2,757	$5,397	$10,510	$18,045
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.58%	1.57%	1.54%[4]	1.47%	1.46%
Net expenses	1.58 [5]	1.57 [5]	1.52 [4,6]	1.46 [6]	1.45 [6]
Net investment income	2.84	3.93	3.41	2.62	1.46
PORTFOLIO TURNOVER RATE	23%[7]	27%[7]	49%[7]	25%[7]	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

32	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$8.78	$9.45	$9.47	$9.58	$9.60
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.23	0.37	0.33	0.25	0.14
Net realized and unrealized gain (loss)	(1.25)	(0.64)	0.04	(0.04)	0.02
Total income (loss) from operations	(1.02)	(0.27)	0.37	0.21	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.40)	(0.39)	(0.32)	(0.18)
Total distributions	(0.24)	(0.40)	(0.39)	(0.32)	(0.18)
NET ASSET VALUE, END OF YEAR	$7.52	$8.78	$9.45	$9.47	$9.58
Total return[2]	(11.69)%	(3.00)%[3]	3.97%[3]	2.23%	1.66%
NET ASSETS, END OF YEAR (MILLIONS)	$68	$108	$169	$248	$432
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.45%	1.44%	1.46%[4]	1.45%	1.43%
Net expenses	1.45 [5]	1.44 [5]	1.44 [4,6]	1.43 [6]	1.42 [6]
Net investment income	2.93	4.04	3.49	2.63	1.46
PORTFOLIO TURNOVER RATE	23%[7]	27%[7]	49%[7]	25%[7]	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	33

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:
CLASS I SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$8.81	$9.49	$9.51	$9.61	$9.64
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.31	0.45	0.40	0.33	0.23
Net realized and unrealized gain (loss)	(1.26)	(0.66)	0.05	(0.03)	(0.01)
Total income (loss) from operations	(0.95)	(0.21)	0.45	0.30	0.22
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.47)	(0.47)	(0.40)	(0.25)
Total distributions	(0.31)	(0.47)	(0.47)	(0.40)	(0.25)
NET ASSET VALUE, END OF YEAR	$7.55	$8.81	$9.49	$9.51	$9.61
Total return[2]	(10.88)%	(2.26)%[3]	4.80%[3]	3.15%	2.36%
NET ASSETS, END OF YEAR (000s)	$8,588	$16,792	$17,253	$118,170	$169,522
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.61%	0.61%	0.65%[4]	0.63%	0.63%
Net expenses	0.61 [5]	0.61 [5]	0.63 [4,6]	0.63 [6]	0.62 [6]
Net investment income	3.82	4.85	4.18	3.41	2.39
PORTFOLIO TURNOVER RATE	23%[7]	27%[7]	49%[7]	25%[7]	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

34	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	35

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$245,282,779	—	$243,672,765	$1,610,014
Other financial instruments*	175,487	$175,487	—	—
Total	$245,458,266	$175,487	$243,672,765	$1,610,014

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of May 31, 2008	$874,500
Accrued Premiums/Discounts	—
Realized Gain (Loss)	(191	)(1)
Change in unrealized appreciation (depreciation)	(85,305	)(2)
Net purchases (sales)	(32,010)
Transfers in and/or out of Level 3	853,020
Balance as of May 31, 2009	$1,610,014
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(1,130,886)

(1)	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract

36	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	37

Notes to financial statements continued

of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized

38	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

(h) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	39

Notes to financial statements continued

agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

40	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(n) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
a	$480,649	$(480,649)

a	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage-backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	41

Notes to financial statements continued

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2009, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2009, CDSCs paid to LMIS and its affiliates on the Fund’s Class B shares were approximately $400.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2009, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$10,881,820	$335,770,187
Sales	43,224,903	374,910,415

42	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

At May 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$436,769
Gross unrealized depreciation	(63,835,431)
Net unrealized depreciation	$(63,398,662)

At May 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	29	6/09	$7,001,832	$7,202,150	$200,318
90-Day Eurodollar	54	3/10	13,338,862	13,353,525	14,663
90-Day Eurodollar	138	9/10	33,873,158	33,930,750	57,592
U.S. Treasury 5-Year Notes	85	9/09	9,911,930	9,814,844	(97,086)
Net unrealized gain on open futures contracts					$175,487

During the year ended May 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding May 31, 2008	37	$25,252
Options written	1,689	1,022,128
Options closed	(1,524)	(959,043)
Options expired	(202)	(88,337)
Written options, outstanding May 31, 2009	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at May 31, 2009.

ASSET DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	OTHER CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$272,573	—	$272,573

[1]	Balance sheet location: Receivables, Net Assets—Unrealized appreciation (depreciation)

[2]	Balance sheet location: Receivables

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	43

Notes to financial statements continued

LIABILITY DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	OTHER CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$97,086	—	$97,086

[1]	Balance sheet location: Payables, Net Assets—Unrealized appreciation (depreciation)

[2]	Balance sheet location: Payables

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$(1,205,064)	—	$(1,205,064)
Futures contracts	2,351,066	—	2,351,066
Swap contracts	(3,340,133)	—	(3,340,133)
Total	$(2,194,131)	—	$(2,194,131)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$360,691	—	$360,691
Futures contracts	(1,294,746)	—	(1,294,746)
Swap contracts	2,116,199	—	2,116,199
Total	$1,182,144	—	$1,182,144

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

44	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

For the year ended May 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$411,804	$14,114	$15,700
Class B	13,533	586	3,484
Class C	612,730	28,722	52,935
Class I	—	57	81
Total	$1,038,067	$43,479	$72,200

6. Distributions to shareholders by class

	YEAR ENDED MAY 31, 2009	YEAR ENDED MAY 31, 2008
Net investment income:
Class A	$5,984,839	$8,981,837
Class B	54,348	172,002
Class C	2,539,051	5,943,897
Class I	453,837	881,666
Total	$9,032,075	$15,979,402

7. Shares of beneficial interest

At May 31, 2009, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED MAY 31, 2009		YEAR ENDED MAY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	4,662,140	$37,172,421	7,707,012	$71,050,907
Shares issued on reinvestment	741,271	5,837,492	876,322	8,063,715
Shares repurchased	(3,953,295)	(31,255,304)	(9,115,092)	(83,922,473)
Net increase (decrease)	1,450,116	$11,754,609	(531,758)	$(4,807,851)
Class B
Shares sold	27,570	$213,683	105,856	$984,480
Shares issued on reinvestment	6,220	49,000	14,342	131,250
Shares repurchased	(176,084)	(1,408,870)	(378,432)	(3,469,616)
Net decrease	(142,294)	$(1,146,187)	(258,234)	$(2,353,886)

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	45

Notes to financial statements continued

	YEAR ENDED MAY 31, 2009		YEAR ENDED MAY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	394,475	$3,039,455	433,734	$3,992,349
Shares issued on reinvestment	295,422	2,331,318	543,477	4,992,606
Shares repurchased	(4,065,157)	(32,573,789)	(6,444,598)	(59,249,559)
Net decrease	(3,375,260)	$(27,203,016)	(5,467,387)	$(50,264,604)
Class I
Shares sold	83,099	$642,057	19,712	$183,100
Shares issued on reinvestment	56,578	453,895	90,456	830,897
Shares repurchased	(907,205)	(7,316,594)	(23,423)	(213,429)
Net increase (decrease)	(767,528)	$(6,220,642)	86,745	$800,568

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 6/30/2009	$0.013755	$0.008788	$0.009961	$0.015446

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$9,032,075	$15,979,402

As of May 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$210,753
Capital loss carryforward*	(48,268,962)
Other book/tax temporary differences[a]	(5,014,417)
Unrealized appreciation/(depreciation)[b]	(63,223,175)
Total accumulated earnings/(losses) — net	$(116,295,801)

46	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

*	During the taxable year ended May 31, 2009, the Fund utilized $398,698 of its capital loss carryover available from prior years. As of May 31, 2009, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
5/31/2010	$(1,678,735)
5/31/2011	(9,454,718)
5/31/2012	(17,116,336)
5/31/2013	(8,149,308)
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)
5/31/2016	(2,860,722)
$(48,268,962)

These amounts will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	47

Notes to financial statements continued

the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc.

48	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

(“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	49

Notes to financial statements continued

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new

50	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

12. Recent accounting pronouncement

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report	51

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Adjustable Rate Income Fund, a series of Legg Mason Partners Income Trust, as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Adjustable Rate Income Fund as of May 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 24, 2009

52	Legg Mason Partners Adjustable Rate Income Fund 2009 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Adjustable Rate Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None

Legg Mason Partners Adjustable Rate Income Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None

54	Legg Mason Partners Adjustable Rate Income Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None

Legg Mason Partners Adjustable Rate Income Fund	55

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

56	Legg Mason Partners Adjustable Rate Income Fund

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)
R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

Legg Mason Partners Adjustable Rate Income Fund	57

Additional information (unaudited) continued

Information about Trustees and Officers

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

58	Legg Mason Partners Adjustable Rate Income Fund

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

Legg Mason Partners Adjustable Rate Income Fund	59

Additional information (unaudited) continued

Information about Trustees and Officers

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

60	Legg Mason Partners Adjustable Rate Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2009:

DISTRIBUTION PAID	6/1/2008-12/31/2008	1/1/2009-5/31/2009
Interest from Federal Obligations	2.02%	3.62%

Please retain this information for your records.

Legg Mason Partners Adjustable Rate Income Fund	61

Legg Mason Partners

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts, 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh largest money manager in the world, according to Pensions & Investments May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/09 SR09-858

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2008 and May 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,900 in 2008 and $46,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2008 and $6,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	August 6, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	August 6, 2009